AMENDMENT NO. 1 TO LICENSE AGREEMENT

This Amendment No. 1 to the License Agreement ("Amendment"), having an effective date of May 5, 2014 ("Amendment Effective Date"), is made and entered by and between The Ohio State Innovation Foundation, located at 1524 North High Street, Columbus, Ohio 43201 ("OSIF") and Microlin Bio, Inc, a New York corporation located at 302A W. 12th Street, Suite 114, New York, NY 10014 ("Licensee").

BACKGROUND

Ohio State and Licensee entered into a License Agreement dated September 6, 2013 ("License Agreement") with respect to Ohio State # A2014-0164;

Ohio State and Licensee would like to amend and modify the License Agreement as identified below and such amendment shall be incorporated as part of the License Agreement.

The parties agree as follows:

1. <u>Definitions</u>. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the License Agreement.

2. Delete "Exhibit C Patent Applications" in its entirety and replace with "Exhibit C-1 Licensed Patent Applications (PROSTATE)"

3. <u>Counterparts</u>. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute an agreement, notwithstanding that all parties are not signatories to the same counterpart.

4. <u>Continued Force and Effect</u>. Except as provided in this Amendment, all terms, conditions, and provisions of the License Agreement shall remain and continue in full force and effect as provided therein.

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment effective as of the Amendment Effective Date.

[AUTHORIZED SIGNATURES APPEAR ON THE FOLLOWING PAGE]

OHIO STATE INNOVATION FOUNDATION	MICROLIN BIO, INC
By: /s/ Timothy R. Wright	By: /s/ Joseph Hernandez
Name: Timothy R. Wright	Name: Joseph Hernandez
Title: President	Title: CEO & President
Date: May 5, 2014	Date: May 5, 2014

EXHIBIT C-1
LICENSED PATENT APPLICATIONS (PROSTATE)

Tech ID	App. Title	Inventors	Assignee
2006-009	Compositions and Methods for the Diagnosis and Therapy of BCL2-Associated Cancers	Calin, George; Croce, Carlo	OSURF

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame Numbers
2006-009	**US**	**60/716,134**	**Expired**	**Provisional priority**	
2006-009	AU	2006291165*(APPLICATION AND GRANT NOS ARE THE SAME)	Issued	PCT	
2006-009	CA	2621441	Allowed	PCT	
2006-009	CA	not yet received	Pending	DIV	
2006-009	CN	ZL200680039776.8* (APPLICATION AND GRANT NOS ARE THE SAME)	Issued	PCT	
2006-009	CN	201210380806.9	Published	DIV	
2006-009	EP	2006814375.9	Allowed	PCT	
2006-009	JP	2008-531200	Abandoned	PCT	
2006-009	JP	2013-081761	Published	DIV	
2006-009	PCT	PCT/US2006/035100	Inactive	ORD	
2006-009	US	11/991,773 (USP 8,481,505)	Issued	ORD	5/12/08@020933/0864 to OSU; 3/30/09@022469/0357 to OSURF
2006-009	US	13/918,087	Published	DIV	6/14/13@030617/0969 to OSU; 6/14/13@030617/0975 to OSURF

Tech ID	App. Title	Inventors	Assignee
2006-138	MicroRNA-Based Methods and Compositions for the Diagnosis and Treatment of Solid Cancers	Calin, George; Croce, Carlo; Violina Stefano	OSU

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame Numbers
2006-138	**US**	**60/756,585**	**Expired**	**Provisional priority**	
2006-138	AU	2007205234* (APPLICATION AND GRANT NOS	Issued	PCT	

		ARE THE SAME)			
2006-138	AU	2007205163* (APPLICATION AND GRANT NOS ARE THE SAME)	Issued	DIV	
2006-138	AU	2013245505	Pending	DIV	
2006-138	CA	2633754* (APPLICATION AND GRANT NOS ARE THE SAME)	Issued	PCT	
2006-138	CA	2811486	Pending	DIV	
2006-138	CN	200780005821.2 (APPLICATION AND GRANT NOS ARE THE SAME)	Issued	PCT	
2006-138	CN	201310493368.1	Published	DIV	
2006-138	EP	2012154298.9	Published	DIV	
2006-138	EP	2012154322.7	Pending	DIV	
2006-138	EP	2012154327.6	Pending	DIV	
2006-138	EP	2012154329.2	Pending	DIV	
2006-138	EP	2012154337.5	Pending	DIV	
2006-138	EP	2012154339.1	Pending	DIV	
2006-138	EP	2012154341.7	Pending	DIV	
2006-138	EP	2012154342.5	Pending	DIV	
2006-138	EP	2012154246.8	Pending	DIV	
2006-138	EP	2012154346.6	Pending	DIV	
2006-138	EP	2012154352.4	Pending	DIV	
2006-138	EP	2012154307.8 (EP2479286)	Inactive; Issued	DIV	
2006-138	CH (Switzerland)	EP2479286	Issued	EPC	
2006-138	DE (Germany)	EP2479286	Issued	EPC	
2006-138	ES (Spain)	EP2479286	Issued	EPC	
2006-138	GB (United Kingdom)	EP2479286	Issued	EPC	
2006-138	FR (France)	EP2479286	Issued	EPC	
2006-138	IT (Italy)	EP2479286	Issued	EPC	
2006-138	EP	12154301.1	Published	DIV	
2006-138	EP	12154304.5	Allowed	DIV	
2006-138	HK	2009108431.1	Pending	REP	
2006-138	JP	2008-549555 (JP5395439)	Issued	PCT	
2006-138	JP	2012-183280	Published	DIV	
2006-138	JP	2013-216256	Pending	DIV	
2006-138	US	12/160,061 (USP 8,148,069)	Issued	ORD	7/3/08@021195/0765 to OSU;

					3/30/09@022469/0413 to OSURF
2006-138	US	13/405,517	Pending	DIV	3/7/12@027819/0315 to OSU
2006-138	US	13/406,630 (USP 8,557,520)	Issued	DIV	3/7/12@027819/0315 to OSU
2006-138	US	13,/405,543	Pending	DIV	3/7/12@027819/0315 to OSU
2006-138	US	13/407,898	Published	DIV	3/7/12@027819/0315 to OSU
2006-138	US	14/032,450	Pending	DIV	3/7/12@027819/0315 to OSU

Tech ID	App. Title	Inventors	Assignee
2007-028	Ultraconserved regions encoding ncRNAs are altered in human leukemias and carcinomas	Carlo Croce	OSURF

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame No.
2007-028	**US**	**60/963,329**	**Expired**	**Provisional priority**	
2007-028	AU	2008283997	Allowed	PCT	
2007-028	CA	2695514	Pending	PCT	
2007-028	CN	200880108689.2	Allowed	PCT	
2007-028	CN	201410065368.6	Pending	DIV	
2007-028	EP	8782609.5	Pending	PCT	
2007-028	EP	13175161.2	Pending	DIV	
2007-028	EP	13175167.9	Pending	DIV	
2007-028	EP	13175160.4	Published	DIV	
2007-028	JP	2010-519269	Pending	PCT	
2007-028	PCT	PCT/US2008/072081	Inactive	ORD	
2007-028	US	13/910,410	Published	DIV	6/27/13@030703/0739 to OSURF
2007-028	US	12/672,014 (USP8,465,918)	Issued	PCT	2/22/10@023971/0565 to OSURF

Tech ID	App. Title	Inventors	Assignee
2008-074	MicroRNA-Based Methods and Compositions for the Diagnosis, Prognosis and Treatment of Prostate Related Disorders	Croce, Carlo; Ambs, Stefan	OSURF; Government of the US (DHHS); NIH

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame No.
2008-074	**US**	**61/067,518**	**Expired**	**Provisional priority**	
2008-074	AU	2009219197	Pending	PCT	
2008-074	CA	2716938	Pending	PCT	
2008-074	CN	200980111708.1	Issued	PCT	
2008-074	EP	2009715064.3	Published	PCT	
2008-074	JP	2010-548904	Published	PCT	
2008-074	PCT	PCT/US2009/035470	Inactive	ORD	
2008-074	US	13/622,487	Published	DIV	8/6/13@030950/0509 to OSURF; and 8/6/13@030950/0520 to DHHS

Tech ID	App. Title	Inventors	Assignee
2010-126	Materials and Methods Related to Modulation of Mismatch Repair and Genomic Stability by miR-155	Croce, Carlo; Valeria, Nicola	OSU

Tech ID	Country	Appl. and/or Patent No.	Status	Type	Assignment Recordation Date and Reel/Frame No.
2010-126	**US**	**61/318,042**	**Expired**	**Provisional priority**	
2010-126	AU	2011232669	Pending	PCT	
2010-126	CA	2794142	Pending	PCT	
2010-126	CN	201180022637.5	Published	PCT	
2010-126	EP	2011760035.3	Published	PCT	
2010-126	JP	2013-502642	Published	PCT	
2010-126	PCT	PCT/US2011/029348	Inactive	ORD	
2010-126	US	13/637,490	Published	PCT	12/4/12@029403/0877 to OSU